SCHEDULE 14A INFORMATION STATEMENT
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by
	Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

NAIC Growth Fund, Inc.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] 	No fee required
[ ] 	Fee computed on table below per Exchange Act Rules 14a-
 	6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction
	applies:
(2)	Aggregate number of securities to which transaction
	applies:
(3)	Per unit price or other underlying value of transaction
	computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
[ ] 	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by
	Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:






NAIC GROWTH FUND, INC.
711 West Thirteen Mile Road
Madison Heights, Michigan 48071

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS
April 19, 2007


To the shareholders of the NAIC Growth Fund, Inc.:
        Notice is hereby given that the 2007 Annual Meeting of Shareholders (the "Meeting") of the NAIC Growth Fund, Inc. (the
"Fund") will be held at the Fund's principal executive offices located at 711 West Thirteen Mile Road, Madison Heights, Michigan, on Thursday, April 19, 2007 at 2:00 p.m. for the following purposes:
        1.	To elect a Board of five (5) Directors;
	2.	To ratify the selection of Plante & Moran, PLLC as
independent registered public accountants of the Fund for
the calendar year ending December 31, 2007;
	3.	To approve the investment advisory agreement between
the Fund and Sims Capital Management LLC, a federally
registered investment adviser; and
	4.	To act upon such other business as may properly come
before the Meeting or any adjournment thereof.
        The Board of Directors has fixed the close of business on February 21, 2007 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.
        You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy form and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors

Lewis A. Rockwell, Secretary

February 27, 2007



Please complete, sign and date the enclosed proxy and mail it as promptly as possible. If you attend the meeting and vote in person, the proxy will not be used.


NAIC GROWTH FUND, INC.
711 West Thirteen Mile Road
Madison Heights, Michigan 48071

PROXY STATEMENT

Annual Meeting of Shareholders
April 19, 2007
TABLE OF CONTENTS

                     					      Page
INTRODUCTION							1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	2
PROPOSAL NO. 1 - ELECTION OF DIRECTORS				2
Nominee Directors						3
Dollar Range of Common Stock Owned by Directors and Nominees	5
Compensation							6
Board Meetings and Committees; Annual Meeting Attendance	7
Shareholder Communications					7
Nominating Committee						7
Audit Committee							8
Current Investment Adviser of the Fund				8
PROPOSAL NO. 2 - SELECTION OF INDEPENDENT ACCOUNTANTS		8
PROPOSAL NO. 3 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT	9
General								9
Information About SCM						10
Description of SCM Investment Advisory Agreement		11
Vote Requirement						12
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE		12
PROPOSALS OF SHAREHOLDERS					13
MISCELLANEOUS							13
EXHIBIT A - REPORT OF AUDIT COMMITTEE				14
EXHIBIT B - INVESTMENT ADVISORY AGREEMENT			15

(page i)

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NAIC
Growth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2007 Annual Meeting of Shareholders of the Fund (the "Meeting"), to be held at the executive offices of the National Association of Investors Corporation ("NAIC"), 711 West Thirteen Mile Road, Madison Heights,
Michigan 48071, at 2:00 p.m. on April 19, 2007. The approximate mailing date of this Proxy Statement is February 27, 2007.
        All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the election of five Directors, "FOR" the ratification of the independent registered public accountants and "FOR" the approval of the investment advisory agreement between the Fund and Sims Capital Management LLC, a federally registered investment adviser. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by filing a later dated proxy with us, by attending the meeting and voting in person, or by notifying us of the revocation in writing to our Secretary at 711
West Thirteen Mile Road, Madison Heights, Michigan 48071.
        The Directors have fixed the close of business on February 21, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of February 21, 2007, the Fund had outstanding 2,792,336 shares of common stock, par value $0.001 per share. A majority of the outstanding shares of common stock of the Fund, or 1,396,169 shares, present or represented by proxy, constitutes a quorum. For purposes of a quorum, abstentions and broker non-votes are included. A quorum must exist to conduct business at the Annual Meeting. A "broker non-vote" occurs when you own shares through a bank or broker in "street" name and you fail to provide your bank or broker with voting instructions and the bank or broker does not have the discretionary authority to vote your shares on a particular proposal. A broker non-vote may also occur if your broker fails to vote your shares for any reason.
        All the expenses of preparing, assembling, printing and mailing the material used in the solicitation of proxies by the Board will be paid by the Fund. In addition to the solicitation of proxies by use of the mails, our officers and regular employees may solicit proxies on behalf of the Board by telephone, telegram or personal interview, the expenses of which will be borne by the Fund or by our investment adviser, Growth
Fund Advisor, Inc. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons at the expense of the Fund.
        The Directors of the Fund know of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

(page 1)


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        To the knowledge of the Fund as of February 5, 2007, set forth below are the number of shares of the Fund's common stock, $0.001 par value, beneficially owned by each officer, director and nominee and by all directors, nominees and officers of the Fund as a group. The address of each is the address of the Fund.



			    Number of Shares and Nature		Percent
Owner			    of Beneficial Ownership as of	of Class
			    February 5, 2007 (a)

Thomas E. O'Hara, Director 		 4,590			*

Kenneth S. Janke, Chairman,
President, Treasurer and Director 	18,438			*

Lewis A. Rockwell, Secretary 		 9,000			*

Robert M. Bilkie, Jr., Director		 1,493			*

Carl A. Holth, Director			 2,487			*

Peggy L. Schmeltz, Director		30,943			1.1%

Luke E. Sims, Director		       159,710			5.7%

Benedict J. Smith, Director		 2,568			*

All Directors, Nominees and Officers   229,136			8.2%
as a group (8 persons)


* Less than 1%

(a)	The nature of beneficial ownership of shares shown in this column is sole voting and investment power unless otherwise indicated. The shares shown for Messrs. O'Hara and Janke also include 367 shares owned by the National Association of Investors Corporation ("NAIC") and held by NAIC Associates, a Michigan co-partnership, a nominee partnership in which Messrs. O'Hara,
Janke and Richard A. Holthaus (Chairman and CEO of the National Association
of Investors Corporation) are the sole partners.   The shares shown for Mr.
Janke include 15,287 shares owned by a trust of which he is trustee and 2,783 shares owned by his wife. The shares owned by Mr. Bilkie include
1,229 shares owned by his father and 264 shares owned by his wife. The shares shown for Ms. Schmeltz include 8,740 shares beneficially owned by her husband. The shares shown for Mr. Sims include 10,681 shares beneficially owned by his wife (of which he disclaims beneficial ownership).

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

	 A Board of five (5) Directors to serve for a term of one (1) year, or until their successors are elected and qualified, is to be elected at the Meeting. Unless authorization to do so is withheld, it is intended that the proxies will be voted for the election of the nominees named below.
Each nominee has consented to being named in this proxy statement and to continue to serve as a director if elected. Directors will be elected by a plurality of votes cast at the Meeting. Thus, assuming the presence of a quorum, those nominees for election as Directors receiving the five highest number of votes will be elected, regardless of the number of votes which for any reason, including abstentions, broker non-votes or withholding of authority to vote, are not cast for the election of such nominee. If any nominee becomes unavailable for election, an event not now anticipated by the Board of Directors, the proxy will be voted for such other nominee as may be designated by the Board of Directors. Listed below are all nominees and their backgrounds. "Interested Persons" of the Fund are those persons who are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

(page 2)

Nominee Directors

Nominee Directors Who Are Interested Persons of the Fund

Peggy Schmeltz
Age 79
Address*
Director
Term of office
one year.
Served as director since 1989.

Principal Occupation(s) During Past 5 Years

Trustee of NAIC (since 1995); Director of Bowling Green State
University Foundation Board.  Former member ofNYSE Advisory
Committee (1992 to 1994).

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director
or Nominee for Director (Public Companies)
None.


Luke E. Sims
Age 57
Address*
Director
Term of office
one year.
Served as a director since 2002.

Principal Occupation(s) During Past 5 Years

Partner in the law firm of Foley & Lardner LLP and Director, Wilson-Hurd Mfg. Co. Manager of Sims Capital Management LLC, proposed investment advisor to the Fund. ***

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director
or Nominee for Director (Public Companies)
LaCrosse Footwear, Inc. (manufacturer and marketer of sporting and industrial footwear)

         *The address of each is the address of the Fund. Mrs. Schmeltz and Mr. Sims are interested persons of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mrs. Schmeltz is an interested person because she is a trustee of NAIC, which is affiliated with the current investment adviser, Growth Fund Advisor, Inc. Mr. Sims is an interested person because he beneficially owns in excess of 5.0% of the Fund's outstanding shares of common stock. In addition, Mr. Sims is affiliated with the proposed new investment adviser to the Fund, Sims Capital Management, LLC. See Proposal No. 3 below.

	**The Fund is not part of any fund complex.

	***See discussion under Proposal No. 3 below.

(page 3)

Nominee Directors Who Are Not Interested Persons of the Fund

Carl A. Holth
Age 74
Address*
Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Director, Sunshine Fifty, Inc., and Harrison Piping Supply, Inc.

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Dirctor**
One

Other Directorships Held by Director
or Nominee for Director (Public Companies)
None.

Benedict J. Smith
Age 86
Address*
Director
Term of office
one year.
Served as a director since 1996.

Principal Occupation(s) During Past 5 Years

Retired; Director, Detroit Executive Service Corp. (an advisory service for non-profit organizations; Director,
Vista Maria (a nonprofit charitable organization).

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director
or Nominee for Director (Public Companies)
None.

Robert M. Bilkie, Jr.
Age 46
Address*
Director
Term of office
one year.
Served as a director since 2006.

Principal Occupation(s) During Past 5 Years

President and CEO of Sigma Investment Counselors, Inc.
(a registered investment adviser); member of the NAIC/Better Investing Securities Review Committee and of the NAIC/Better Investing Editorial Advisory Committee (non-remunerative)

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director
or Nominee for Director (Public Companies)
None.


         *The address of each is the address of the Fund.
         **The Fund is not part of any fund complex.

(page 4)

Non-Nominee Directors and Officers of the Fund

Thomas E. O'Hara
Age 91
Director***
Term of office***
Served as a director since 1989

Principal Occupation(s) During Past 5 Years

Chairman (1989-2006) of the Fund; Chairman (1951-2002),
Chairman Emeritus (2002-2006) and Trustee of National
Association of Investors Corporation, a non-profit corporation engaged in investment education ("NAIC");
Chairman Emeritus (since 2002), Director (since 1999) and Chairman (1999-2002) of Growth Fund Advisor, Inc.

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director or Nominiee for
Director (Public Companies)
None.

Kenneth S. Janke
Age 72
Chairman, President and Treasurer and Director***
Term of office***
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Chairman (since 2006), President (since 1989) and Treasurer of the Fund; Chairman and Trustee of NAIC (2002-2006) and Chief Executive Officer of NAIC (1981-2002); and President and Treasurer (since 1990) of Growth Fund Advisor, Inc.

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director or Nominiee for
Director (Public Companies)
AFLAC Incorporated

Lewis A. Rockwell
Age 88
Secretary***
Term of office***
Served as a Secretary since 1989.

Principal Occupation(s) During Past 5 Years

Chairman and Director of Sunshine Fifty, Inc. (since 1956);
Secretary of the Fund (since 1989); Secretary of NAIC
(since 1987); and Secretary of Growth Fund Advisor,
Inc. (since 1999).

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director or Nominiee for
Director (Public Companies)
None.

*The addresses of each is the address of the Fund.
**The Fund is not part of any fund complex.
***Messrs. O'Hara and Janke will cease being directors
following the annual meeting of shareholders.  Mr. Rockwell
was a director until his resignation on September 8, 2006.
In addition, Messrs. Janke and Rockwell have indicated that
they do not intend to stand for re-election as officers of
the Fund following the annual meeting.   Following the
meeting, the Board will select their replacements.



Dollar Range of Common Stock Owned by Directors and Nominees

        The following tables set forth the dollar range of the Fund's common stock, par value $0.001 per share, which is the Fund's only equity security, beneficially owned by each director and nominee, valued at price per share of $8.53, the closing price on the Chicago Stock Exchange as of February 9, 2007.

(page 5)

Nominee Directors Who Are Interested Persons of the Fund

Name of Director       Dollar Range of Equity     Aggregate Dollar Range
or Nominee             Securities in the Fund     of Equity Securities in
                                                  All Funds Overseen or to
                                                  be Overseen by Director
                                                  or Nominee in Family of
                                                  Investment Companies*


Peggy L. Schmeltz    Over $100,000                None

Luke E. Sims         Over $100,000                None


*The Fund is not part of a family of investment companies.


Nominee Directors Who Are Not Interested Persons of the Fund

Name of Director      Dollar Range of Equity      Aggregate Dollar Range
or Nominee            Securities in the Fund      of Equity Securities in
                                                  All Funds Overseen or to
                                                  be Overseen by Director
                                                  or Nominee in Family of
                                                  Investment Companies*

Carl A. Holth         $10,001 - $50,000           None

Benedict J. Smith     $10,001 - $50,000           None

Robert M. Bilkie, Jr. $10,001 - $50,000           None


*The Fund is not part of a family of investment companies.




Compensation

	No officer of the Fund receives compensation from the Fund. The Chairman of the Board and President receive certain reimbursements for out-of-pocket expenses and the Chief Compliance Officer is compensated for his services to the Fund by Growth Fund Advisor from its advisory fee.
        The following tables sets forth the aggregate compensation paid to all directors in 2006. Directors who are not employees of NAIC receive an annual retainer of $1,500 and $100 for attendance at each Board meeting.

Directors Who Are Interested Persons of the Fund

Thomas E. O'Hara
Chairman and Director

Aggregate Compensation from Fund*
None

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from fund and Complex Paid to Directors**
None


Kenneth S. Janke
President, Treasurer and Director

Aggregate Compensation from Fund*
None

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from fund and Complex Paid to Directors**
None


Lewis A. Rockwell
Secretary and Director

Aggregate Compensation from Fund*
$600

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from fund and Complex Paid to Directors**
$600


Peggy Schmeltz
Director

Aggregate Compensation from Fund*
$1800

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from fund and Complex Paid to Directors**
$1800

Luke E. Sims
Director

Aggregate Compensation from Fund*
$1800

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Complex Paid to Directors**
$1800


 	        *All amounts shown are for service as a director.
	       **The Fund is not part of any fund complex.
              ***Resigned as a director on September 8, 2006.

(page 6)

Directors Who Are Not Interested Persons of the Fund

Carl A. Holth
Director

Aggregate Compensation from Fund*
$1800

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1800


Benedict M. Smith
Director

Aggregate Compensation from Fund*
$1800

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1800

Robert M. Bilkie, Jr.
Director

Aggregate Compensation from Fund*
$1200

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1200

         *All amounts shown are for service as a director.
	**The Fund is not part of any fund complex.



Board Meetings and Committees; Annual Meeting Attendance

        There were three meetings of the Board of Directors held during 2006. Each Director attended at least 75% of the meetings of the Board of Directors and committees of the Board on which he or she served during 2006. The Fund only has one committee, an audit committee. It has no nominating or compensation committees. The Board of Directors does not currently have a policy with regard to the attendance of board members at its annual meeting of shareholders. All of the current directors except for Mr. Bilkie attended the Fund's 2006 Annual Meeting of Shareholders.

Shareholder Communications

        Shareholders of the Fund may send communications to the Board to the attention of the Fund's Secretary at the Fund's principal executive offices. All shareholder communications shall be compiled by the Secretary and forwarded directly to the Board or the director as indicated in the letter. All letters will be forwarded to the appropriate party. The Board of Directors reserves the right to revise this in the event that this process is abused, becomes unworkable or otherwise does not efficiently serve its purpose.

Nominating Committee

        The Fund's Board of Directors does not have a standing nominating committee or committee performing similar functions as the Board has determined, given its relatively small size, to perform this function as a whole. The Board does not currently have a charter or other written policy with regard to the nomination process, or a formal policy with respect to the consideration of director candidates. The nominations of the directors standing for re-election at the 2007 annual meeting were approved by the Board of Directors, including Messrs. Holth, Smith, and Bilkie who are independent directors within the meaning of Rule 19(a) of the Chicago Stock Exchange Rules.
        Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. In making its nominations, the Board of Directors considers relevant factors, including an individual's business experience, breadth of knowledge about issues and matters affecting the Fund, time available for meetings and consultation regarding the Fund matters,and other particular skills and experience possessed by the individual. The Board desires a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Fund and its shareholders. In the event of a need for a new or additional director, the Board of Directors would evaluate potential nominees by reviewing their qualifications, results of personal interviews and such other information as they may deem relevant.
        The Fund does not currently employ an executive search firm, or pay a fee to any other third party, to assist in identifying or evaluating potential qualified candidates for director positions. Since 1989, the Board of Directors has nominated the current directors for re-election at each annual meeting of shareholders. Ms. Schmeltz and Mr. Holth have served as directors since 1989, Mr. Smith has served as a director since 1996. Sims, has served as a director since 2002, and Mr. Bilkie, has served as director since 2006. Mr. Bilkie was recommended to the Board by the President of the Fund. Mr. Bilkie had previously served as a member of the Board of the Fund from July 1990 to May 1996.
        The Board has not established special procedures for the Fund's shareholders to submit director recommendations. If the Secretary of the Fund were to receive recommendations of candidates from the Fund's shareholders, the Board of Directors would consider such recommendations in the same manner as all other candidates.

(page 7)

Audit Committee

        The Fund has an audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 comprised of Messrs. Holth, Smith and Bilkie. The audit committee is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent accountants. The audit committee met twice during 2006. Messrs. Holth, Smith and Bilkie meet the requirements for independence set forth in Rule 19(b) of the Chicago Stock Exchange
Rules.  They are not "interested persons" of the Fund as defined in section 2(A)(19) of the Investment Company Act of 1940.  Each of
Messrs. Holth and Smith has been determined to be an "audit committee financial expert" as such term is defined in SEC rules. A copy of the report of the audit committee is attached hereto as Exhibit A. The Board of Directors of the Fund has adopted a written charter for the audit committee.

Current Investment Adviser of the Fund

	The Fund's current investment adviser is Growth Fund Advisor,
Inc. On December 7, 2006, the Board of Directors determined to continue the investment advisory agreement between the Fund and Growth Fund Advisor Inc. on an interim basis until the earlier to occur of (a) September
30, 2007 or (b) May 1, 2007 if the investment advisory agreement between the Fund and Sims Capital Management LLC is approved by shareholders at this Meeting. See Proposal No. 3 below.

	Growth Fund Advisor, Inc. is a wholly owned subsidiary of N.A.I.C. Holding Corporation, a Michigan corporation which conducts no business activities. The address of Growth Fund Advisor is the address of the Fund. N.A.I.C. Holding Corporation is a wholly-owned subsidiary of the National Association of Investment Clubs Trust (the "Trust"). The
Trust is the sole voting member of the NAIC. The officers of the Fund and Growth Fund Advisor are set forth in the table above under the heading "Non-Nominee Directors and Officers." The Fund is Growth Fund Advisor's sole advisory client. No other person provided any significant administrative or business affairs management services to the Fund during 2006. No director or nominee for election as director who is not an Interested Person of the Fund, nor any of their immediate family members, owns any securities beneficially or of record in Growth Fund Advisor or any of its affiliates.

	See Proposal No. 3 for a discussion of the proposed new investment adviser to the Fund, Sims Capital Management LLC.


The Board of Directors recommends that shareholders vote
"FOR" all five (5) nominees.

PROPOSAL NO. 2 - SELECTION OF INDEPENDENT

ACCOUNTANTS

        Plante & Moran, PLLC, independent registered public accountants, has been selected by the audit committee to examine the financial statements of the Fund for the year ending December 31, 2007. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants. A majority vote of the shares cast is required to approve the ratification of the selection of accountants. Abstentions and broker non-votes with respect to shares entitled to vote will have no effect on the vote on this proposal. Representatives of Plante & Moran, PLLC are expected to be present at the Meeting where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

(page 8)

	Audit Fees. Plante & Moran, PLLC was paid $16,000 for the fiscal year ended December 31, 2006 and $15,075 for the fiscal year ended December 31, 2005 by the Fund for audit fees.


        Audit-Related Fees. Plante & Moran, PLLC was not paid any audit-related fees by the Fund in either of the last two fiscal years.
        Tax Fees. Plante & Moran, PLLC was paid $4,800 for the fiscal year ended December 31, 2006 and $4,200 for fiscal year ended
December 31, 2005 by the Fund for tax fees, for services in connection with the preparation of the Fund's tax returns and assistance with IRS notice and tax matters.
        All Other Fees. Plante & Moran, PLLC was not paid any other fees in either of the last two fiscal years.
        "Audit fees" are fees paid by the Fund to Plante & Moran, PLLC for professional services for the audit of our financial statements, or for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements. "Audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements. "Tax fees" are fees for tax compliance, tax advice and tax planning. All other fees are fees billed for any services not included in the first three categories.
        None of the services covered under the captions "Audit Related Fees," "Tax Fees," and All Other Fees with respect to Plante & Moran,
PLLC were provided under the de minimis exception to audit committee approval of 17 CFR 210.2-01(c) 7(i)(C) and (ii). Plante & Moran, PLLC was not engaged during the last two fiscal years to provide non-audit services to investment adviser and its affiliates that provide ongoing services to the Fund ("Other Non-Audit Services"). Under the audit committee charter, the audit committee is to pre-approve all non-audit services of the Fund and all Other Non-Audit Services. The audit committee has not adopted "pre-approval policies and procedures" as such term is used in 17 CFR 210.2-01(c)(7)(i)(B) and (ii).

       The Board of Directors recommends that shareholders vote
"FOR" the ratification of Plante & Moran, PLLC as the independent registered public accountants to examine the financial statements of the Fund for the year ending December 31, 2007.

PROPOSAL NO. 3 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT

General

        On December 7, 2006, the Board of Directors (except for Luke E.
Sims who did not participate) voted to approve an investment advisory agreement (the "SCM Investment Advisory Agreement"), to go into effect on May 1, 2007, between the Fund and Sims Capital Management,
LLC ("SCM"), subject to shareholder approval. The proposal to vote on the SCM Investment Advisory Agreement is the result of a selection process approved by the Board at its meeting of September 8, 2006. At such meeting, the Board determined to put out for bid the services of investment adviser to the Fund. In connection therewith, a committee of directors was appointed by the Board (the "Committee") to handle the selection process. The Committee members consisted of Robert M.
Bilkie, Jr. (acting as chairman), Carl A. Holth, Peggy L. Schmeltz and Benedict J. Smith. The Committee was authorized to establish and implement a process for identifying, interviewing and selecting an investment adviser to the Fund and to report back to the Board at its December 7, 2006 Board meeting with the Committee's findings and recommendations.
        The Committee solicited potential investment advisers by issuing a press release, advertisements in trade periodicals and through direct contact of firms. Each potential investment adviser was directed to complete a Request for Proposal ("RFP") seeking detailed information about the firm, its clients, its investment strategy, rates of return on its investment portfolio, fee schedule, client references, group turnover and disciplinary history. The Committee stated in the RFP that the successful bidder will have a verifiable history of strong investment returns relative to portfolio risk and an impressive track record with both personal and corporate integrity, honesty and fair dealing with clients. Over twenty investment advisers indicated an interest in becoming the Fund's investment adviser. Growth Fund Adviser, Inc., the current investment adviser, did not submit a proposal. The Committee reviewed the submissions based predominantly on quantitative criteria, including, but not limited to, investment experience, historical investment performance, assets under management, portfolio turnover, willingness to report portfolio changes on a timely basis, and fees. Based on such review, the Committee sent notices during the week of November 6, 2006 to five firms requesting personal interviews. On November 21, 2006, the Committee conducted personal interviews looking at both the quantitative criteria set forth above and qualitative criteria, including, an understandable investment process, an articulation of a manner in which a stock's intrinsic value was determined, consistency with NAIC investment principles and a demonstrated understanding of equity risk and return characteristics.

(page 9)

       Based on its thorough review, the Committee determined that SCM was the best candidate. SCM included the verified investment performance of Luke E. Sims for the periods prior to SCM's organization in responding to the RFP. SCM had the highest rating of all five candidates with respect to compounded annual returns over a three-year, five-year and ten-year time-frame. Also, the bulk of SCM's portfolio was in stocks that the Committee felt were consistent with NAIC principles.
        At the Board meeting of December 7, 2006, the Committee presented its findings to the Board and its recommendation that SCM be selected as the Fund's new investment adviser. The Board, except for Mr. Sims who did not participate in the vote or discussion, and Mr.
Janke, who was not present at the time of the vote, approved of the selection of SCM subject to shareholder approval at this Meeting.
At the Board meeting of February 16, 2007, the Board then also approved the SCM Investment Advisory Agreement (except for Mr. Sims of the SCM Investment Advisory Agreemen, who did not participate in the vote).
Luke E. Sims,a director, and an owner of more than five percent (5%) of the outstanding shares, of the Fund, is a fifty percent (50%) owner of SCM. David C. Sims, age 25, who is also a fifty percent (50%) owner of SCM, is SCM's Operating Manager with responsibility for SCM's day-to-day operations. Luke E. Sims has agreed to be the principal contact and decision-maker at SCM with respect to the Fund and Its investment portfolio. Luke E. Sims and David C. Sims are father and son.
The affiliation between Mr. Sims and SCM was made known to all members of the Committee and the Board during the entire period of the investment advisory selection process.

Information About SCM

        SCM was formed in mid-2003 by Luke E. Sims and his son,
David C. Sims, in order to carry on, and expand, an investment philosophy and discipline that Luke E. Sims has practiced for many
years.   SCM's principal investment vehicle has been the Peregrine
Investment Fund LLC ("Peregrine"), a buy-and-hold private investment fund that is only available to "accredited investors" as determined by applicable Securities and Exchange Commission ("SEC") regulations.
As of December 31, 2006 SCM had assets under management of Approximately
$5.0 Million, a significant percentage of which were in Peregrine. Peregrine has similar investment objectives to the Fund. The rate of compensation to SCM as investment adviser to the Peregrine is one and one-half percent
(1.5%) of Peregrine's equity, calculated and paid monthly based on the average equity during said month. SCM's address is 205 E. Wisconsin
Avenue, Suite 120, Milwaukee, Wisconsin, and its telephone number is
(414) 765-1107.
        SCM registered as an investment adviser with the State of
Wisconsin on February 27, 2004, and registered with the SEC as an investment adviser on January 12, 2007, in anticipation of taking over
investment responsibility for the Fund.    SCM has, as required by law,
filed the appropriate notice with the State of Wisconsin to terminate its Wisconsin investment adviser registration because of its new SEC registration.
        Luke E. Sims is a partner in a major corporate law firm, and specializes in mergers and acquisitions and securities law matters. As a result of his day-to-day involvement in the valuation of companies (both public and private) and interactions with investment bankers, commercial bankers and others in the financial arena, Mr. Sims has developed extensive knowledge about businesses and business and stock market valuations. Mr. Sims has historically applied these skills to investing in public companies for more than the past 30 years, and has developed a successful investment record.

(page 10)

        David C. Sims is the President and operating manager of SCM, with responsibilities for the day-to-day operations of SCM, including providing investment advisory services to Peregrine. David C. Sims spends virtually all of his full-time efforts: (i) researching and following Peregrine portfolio companies and/or prospective portfolio companies;
and (ii) handling SCM's accounting, administrative and similar responsibilities. David C. Sims is a graduate of Georgetown University, with undergraduate degrees in Economics and Mathematics and a Master's degree in Economics.

Description of SCM Investment Advisory Agreement

        Upon approval by the shareholders, the SCM Investment
Advisory Agreement will go into effect on May 1, 2007, and the current Investment Advisory Agreement between the Fund and Growth Fund Advisor, Inc., (the "GFA Investment Advisory Agreement") will terminate. The GFA Investment Advisory Agreement, dated October 2, 1989, was last submitted to a vote of shareholders in May 21, 1992.
It has been approved by the Board of the Fund annually thereafter.
See "Current Investment Adviser of the Fund" above.
        The terms of, and the practice under, the GFA Investment Advisory Agreement are substantially the same as the terms of the SCM Investment Advisory Agreement as follows:

(page 11)


*	Both provide for an annual advisory fee of three quarters
of one percent (0.75%) of the net asset value of the Fund.
The advisory fee is accrued weekly. During the 2006 fiscal year, the investment advisory fee payable to Growth
Fund Advisor, Inc. was $200,625.

*	Both Growth Fund Advisor, Inc. and SCM pay all of the
operating expenses of the investment adviser and, in addition, pay all the administrative and clerical costs incurred by the Fund in the performance of its operations.
The Fund is required to pay (i) all costs associated with registration of the Fund and its securities with the Securities and Exchange Commission; (ii) the fees of attorneys, independent accountants, escrow agents, custodians and transfer agents and registrars; (iii) all costs incurred in printing shareholder reports and proxy materials; and (iv) all brokerage or similar commissions on transactions in the Fund's portfolio.

*	Under both agreements, the Fund may not incur aggregate
expenses in excess of 2% of the first $10 million of the Fund's average net assets, 1.5% of the next $20 million of the Fund's average net assets and 1% of the Fund's remaining average net assets. In the event the Fund's annual aggregate expenses exceed this amount, such excess is paid by the investment adviser.

*	Both agreements provide for a term of two years and
provide that they continue in effect from year to year thereafter if such continuation is approved annually by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities and such continuation is also approved at least annually by a majority of the directors of the Fund who are not "interested persons."

*	The investment adviser under both agreements is required
to provide the Fund with investment research, advice and management of its securities portfolio and furnish an investment program generally following NAIC principles.
Both agreements provide that the Board of the Fund may change the investment policy or restrictions of the Fund and notify the investment adviser thereof, which shall be bound by such change.

*	Both agreements provide that the investment adviser shall
purchase or sell securities for the Fund through brokers selected by the investment adviser based on "best execution" of such orders.

(page 11)

*	Both investment advisers exercise voting rights of the
portfolio securities on behalf of the Fund. Under federal securities laws, each investment adviser must provide the Fund with reports on how the proxies have been voted.

*	Both agreements provide that they may be terminated by
the Fund at any time in writing to the investment adviser without payment of any penalty. The investment adviser may terminate the agreement upon sixty (60) days written notice to the Fund without the payment of any penalty.

*	Both agreements provide that they may not be transferred,
assigned, sold or pledged and that any attempt to directly or indirectly transfer, assign, sell or pledge the agreement shall automatically cause the agreement to terminate. The agreement with SCM specifically provides that an indirect transfer or assignment includes any situation pursuant to which any person other than Luke E. Sims or David C.
Sims acquires 50% or more of the outstanding limited liability company membership interest of SCM or becomes a managing member thereof.

        The salient differences between the SCM Investment Advisory Agreement and the GFA Investment Advisory Agreement include the following:

*	The GFA Investment Advisory Agreement could not be
amended, and any attempted amendment would cause the Agreement to automatically terminate. Under the SCM
Investment Advisory Agreement, the Board may make non-material amendments to such agreement with the consent of SCM. Any material amendment, however, would require the approval of a majority of the Fund's outstanding shares of common stock.

*	In the GFA Investment Advisory Agreement, the
investment adviser granted the Fund the right to use the term NAIC as part of its name. SCM does not have authority to grant the Fund the right to use the term NAIC as part of its name, however, the Fund has entered into an agreement with NAIC to use the term NAIC as part of its name for an annual fee of $5,000 subject to an independent valuation, which valuation could cause the fee to be set at anywhere from $0 to $15,000. If the SCM Investment Advisory Agreement is approved by shareholders, the agreeement will commence on May 1, 2007 end on April 30, 2008, with one-year automatic renewals thereafterunless either party provides written notice of termination.

Vote Requirement

        The summary of the SCM Investment Advisory Agreement set forth above is subject to and qualified by the SCM Investment Advisory Agreement which is set forth in its entirety in Exhibit B hereto. You are advised to read the entire SCM Investment Advisory Agreement in determining your vote on Proposal No. 3.

        Approval of the SCM Investment Advisory Agreement requires the favorable vote of a majority of the outstanding shares of common stock of the Fund. Abstentions and broker non-votes will have the effect of a vote against Proposal No. 3. If the SCM Investment Advisory Agreement is not approved by shareholders, the Fund will continue with Growth Fund Advisor, Inc. as its investment adviser under the current
GFA Investment Advisory Agreement through September 30, 2007, and prior to September 2007, the Fund will discuss and determine its various alternatives on how it will proceed.


       The Board of Directors recommends that shareholders vote
"FOR" the approval of the SCM Investment Advisory Agreement.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Directors and officers of the Fund and certain of its affiliates and beneficial owners of more than 10% of the Fund's common stock are required to file initial reports of ownership and reports of changes in ownership of the Fund's common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended. The Fund has reviewed such reports received by it and written representations of such persons who are known by the Fund, and based solely upon such review, the Fund believes that during the year ended December 31, 2006 all such reports were timely filed, except for Mr. Bilkie who filed his Form 3 late in connection with becoming a Director.

(page 12)

PROPOSALS OF SHAREHOLDERS

        Shareholder proposals for the 2008 Annual Meeting of Shareholders must comply with applicable rules of the Securities and Exchange Commission (including Rule 14a-8) and be received by the Fund at P.O. Box 220, Royal Oak, Michigan 48068 before the close of business on October 30, 2007 for consideration for inclusion in the Fund's proxy statement. Shareholder proposals should be addressed to the attention of the Fund's Secretary.
MISCELLANEOUS
        The Board of Directors is not aware of any other business that will be presented for action at the Meeting. If any other business comes before the Meeting, the Proxies have been directed by the Board of Directors to cast such votes in their discretion.

By Order of the Board of Directors

Lewis A. Rockwell, Secretary

February 27, 2007


(page 13)



EXHIBIT A

REPORT OF AUDIT COMMITTEE


February 12, 2007

To the Board of Directors of the NAIC Growth Fund, Inc.:
We have reviewed and discussed with management the Fund's audited financial statements as of and for the year ended December 31, 2006.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent registered public accountants required by Independence Standard No. 1, (Independence Standards Board No. 1., Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board Rule 3600T and have discussed with the independent accountants the independent accountants' independence.

Based on the review and discussions referred to above, we recommend to the Board of Directors that the audited financial statements referred to above be included in the Fund's annual report to shareholders required by
Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Carl A. Holth, Chairman
Benedict J. Smith, Member
Robert M. Bilkie, Jr., Member


(page 14)


EXHIBIT B

INVESTMENT ADVISORY AGREEMENT

        This Agreement made this 16th day of February, 2007, but effective as of May 1, 2007 (subject to shareholder approval as set forth below) between NAIC Growth Fund, Inc. a Maryland corporation
("Investment Company"), and Sims Capital Management LLC, a
Wisconsin limited liability company ("Adviser").
W I T N E S S E T H:
        WHEREAS, Investment Company is engaged in the business of a closed-end management investment company as defined in the Investment Company Act of 1940, as amended ("Act") and is registered as such under the provisions of the Act, and
        WHEREAS, Adviser is engaged in the business of acting as an investment adviser and is registered as an investment adviser pursuant to the provisions of the Investment Advisers Act of 1940, as amended; and
        WHEREAS, Investment Company desires to retain Adviser to render such services to Investment Company in the manner and on the terms and conditions set forth below.
        NOW THEREFORE, IT IS AGREED:

1. TERM

        This Agreement shall only go into effect on May 1, 2007 if it is approved by Investment Company's shareholders at the 2007 Annual
Meeting of Shareholders and shall remain in effect thereafter for a period of two (2) years from the date hereof, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect from year to year thereafter, subject to the provisions hereof pertaining to termination, and all other terms and conditions hereof, if:
        1.1	such continuation shall be specifically approved at least
annually by the Board of Directors of the Investment Company, or by the holders of the majority of the Investment Company's outstanding voting securities, and
        1.2	 such continuation shall be specifically approved at least
annually by a majority of the directors of the Investment Company who are not "interested persons" (as the term is defined in the Act) of the Investment Adviser cast in person at a meeting called for the purpose of voting on such approval.

2. DUTIES OF ADVISER

        2.1	Investment Advice and Policies.  Adviser shall
continuously provide Investment Company with investment research, advice and management of its securities portfolio. Adviser shall act as an adviser to Investment Company and as such shall furnish an investment program generally following NAIC principles and shall continuously advise Investment Company of and determine the securities that should be purchased, sold or exchanged, and what portion of assets of
Investment Company shall be held uninvested, subject always to the following:
(1)	The restrictions of Investment Company's Articles
of Incorporation and By-Laws, as amended from
time to time;
(2)	Investment Company's investment policies and
restrictions as set forth in documents filed with the
Securities and Exchange Commission, as amended
from time to time;
(3)	The provisions of the Act; and

(page 15)

(4)	Review by the Board of Directors of Investment
Company.
        Should the Board of Directors of Investment Company at any
time make any definitive determination as to a change in investment policy or restrictions, and notify Adviser thereof, in writing, Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.
        2.2	Securities Transactions. Adviser shall take, on behalf of
Investment Company, all actions which Adviser deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for Investment Company's account with brokers or dealers selected by
Adviser. Adviser shall be authorized as the agent of Investment Company to give instructions to the custodian of Investment Company as to deliveries of securities and payment of cash for the account of Investment Company. Purchases or sales of securities can be placed with brokers who are selected by the Adviser as being able to achieve "best execution"
of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account such other considerations as hereinafter set forth. A determination of what may constitute "best execution" and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitations, the overall direct net economic result to the
Investment Company (involving both price paid or received, and any commissions and other costs paid), the efficiency with which a transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of the brokerage commissions.
        2.3	Voting of Securities.  With respect to the voting rights,
rights to consent to corporate action or any other rights pertaining to Investment Company's portfolio securities, Adviser shall exercise such rights on behalf of Investment Company in the best interests of Investment Company. Adviser shall provide Investment Company with copies of its written policies and procedures and all amendments thereto, which policies and procedures should address material conflicts that may arise between the interests of Adviser and of Investment Company.
Adviser shall also provide Investment Company with reports on how its proxies have been voted at Investment Company's request and no less frequency than annually, and shall include on a timely basis all information required to be filed by the Investment Company with the Securities and Exchange Commissioner on Form N-PX.


3. ALLOCATION OF CHARGES AND EXPENSES

        3.1	Expenses to be paid by Adviser.  Adviser shall pay all of
the operating expenses of Adviser, including by way of example and not by way of limitation, costs of Adviser's regulatory compliance, the fees of its attorneys and independent accountants, the cost of office space, facilities, office furniture, personnel, administration, clerical and bookkeeping services, telephone service, computer hardware and software, heat, light, electricity, water and other utilities, stationery, supplies, and all other such miscellaneous costs including office equipment, supplies and services as Adviser shall incur in order to conduct the business of managing the portfolio securities of a closed-end investment company. In addition, Adviser shall be responsible for paying all of the internal administrative and clerical costs historically incurred by the Investment Company in the performance of its operations.
        3.2	Expenses to be Paid by Investment Company.  Investment
Company shall pay: (i) all costs associated with the registration of Investment Company and its securities with the Securities and Exchange Commission, printing prospectuses, the sale to the public of the securities of Investment Company, and qualifying and maintaining the qualification of its shares for sale under the Blue Sky laws of the various states; (ii) the fees of its attorneys, independent accountants, escrow agents, custodians, transfer agents and registrars; (iii) all costs and expenses incurred in printing shareholder reports and proxy materials; and (iv) all brokerage or similar commissions on Investment Company's portfolio transactions. Notwithstanding the above, the Investment Company shall not pay the internal administrative and clerical costs historically incurred in the performance of its operations. Such costs shall be paid by Adviser as set forth in Section 3.1 above.

(page 16)

        3.3	Limitation of Investment Company's Expenses.  The
Investment Company may not incur annual aggregate expenses in excess of: (i) 2% of the first Ten Million and 00/100 ($10,000,000.00) Dollars of the Investment Company's average net assets; (ii) 11/2% of the next
Twenty Million and 00/100 ($20,000,000.00) Dollars of the Investment Company's average net assets; and (iii) 1% of the Investment Company's remaining average net assets for any fiscal year ("Expense Limitations"). In the event that the Investment Company's annual aggregate expenses exceed the Expense Limitations, such annual aggregate expenses in excess of the Expense Limitations shall be paid by the Adviser. The Investment Company may deduct such amount from Adviser's Advisory
Fee (as defined below).

ADVISORY FEE

Investment Company agrees to pay Adviser, and Adviser agrees to accept, as full compensation for all services rendered, an annual fee equal to 3/4 of one percent (0.75%) of the weekly net asset value of Investment Company ("Advisory Fee"), provided, however, that if the weekly net asset value of the Investment Company falls below Three
Million Eight Hundred Thousand and 00/100 ($3,800,000.00) Dollars, no Advisory Fee will be paid by the Investment Company or any other third party for that week. The Advisory Fee shall be accrued weekly at a rate of one-fifty second (1/52) of the annual Advisory Fee of 3/4 of one percent (0.75%) of the net asset value of the Investment Company, computed at the close of the New York Stock Exchange on Thursday of each week.
The amounts thus accrued during each calendar month shall be paid to Adviser by the 15th day of the succeeding month.

TERMINATION

This Agreement may be terminated by Investment Company at any time in writing to Adviser, without the payment of any penalty, provided such termination shall have been authorized by resolution adopted by the Board of Directors of Investment Company or by vote of the holders of the majority of Investment Company's outstanding voting securities. This Agreement shall also terminate at any time Adviser is not registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. This Agreement may be terminated by Adviser upon sixty (60) days notice in writing to Investment Company, without the payment of any penalty.

AMENDMENT OR ASSIGNMENT OF AGREEMENT

        This Agreement may not be materially amended except upon the approval of holders of a majority of the Investment Company's outstanding voting securities. Non-material amendments may be agreed to by the mutual agreement of the Investment Company (by its Board of Directors) and the Adviser. This Agreement may not be directly or indirectly transferred, assigned, sold or pledged in any way. If either party shall attempt to directly or indirectly transfer, assign, sell or pledge this Agreement in any way, then this Agreement shall automatically and immediately terminate. An indirect transfer or assignment with respect to the Investment Company means any person acquiring 50% or more of the outstanding shares of common stock and with respect to the Adviser means any person other than Luke E. Sims or David C. Sims acquiring
50% or more of the outstanding limited liability company membership interest of Adviser or becoming a managing member thereof.


COVENANTS OF ADVISER

        Adviser agrees that it will not deal with itself, or with a director of Investment Company or the underwriter of Investment Company as principal, in making purchases or sales of securities or other property for the account of Investment Company; will not take a long or short position in the shares of the Investment Company, except as provided by the Articles of Incorporation of the Investment Company and; will comply with all other provisions of the Articles of Incorporation and By-Laws of Investment Company. Adviser further covenants and agrees that the investment planning, investment advice and management of securities portfolio that it furnishes Investment Company will generally follow
NAIC principles and will be in accordance with the general investment policies of Investment Company as set forth from time to time by Investment Company in its prospectuses and registration statements, as amended, which are filed with the Securities and Exchange Commission or with the securities law administrators of any state, or both, or as changed by the Board of Directors as set forth in Section 2.1 above.

(page 17)

LIMITATION OF ADVISER'S LIABILITY

        Adviser shall not be liable for any error in judgment or mistake of law or for any loss arising out of any investment or any act or omission in the execution and management of Investment Company's portfolio securities, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this section, the term "Adviser" shall include managers, officers and employees of the Adviser as well as the limited liability company itself. The Investment Company hereby agrees to hold Adviser harmless and reimburse Adviser for any expenses, including legal fees and other fees incurred in the defense of an action brought by any party on account of the Adviser's error in judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Investment
Company's portfolio securities, except for an action based upon Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. It is further understood and agreed that the Adviser may rely upon information furnished to it reasonably believed to be accurate and reliable.
        Adviser hereby agrees to hold Investment Company harmless and reimburse Investment Company for any expenses, including legal fees and other fees incurred in the defense of an action brought by any party on account of Adviser's willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section, the term "Investment Company," shall include directors, officers and employees of the Investment Company as well as the Investment
Company itself.

STATUS OF ADVISER

        Adviser represents that it is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Adviser shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Investment Company.


10. MISCELLANEOUS PROVISIONS

        10.1	Applicable Law.  This Agreement shall be subject to all
the applicable provisions of law, including without limitation, the applicable provisions of the Act. To the extent that any provision herein conflicts with any applicable provisions of the law, the latter shall control.
        10.2	Construction.  This Agreement is executed and delivered
in the City of Royal Oak, County of Oakland, State of Michigan, and the internal laws of the State of Michigan shall be controlling and shall govern the construction, validity, and effect of this Agreement except as such state law shall be pre-empted by federal law.
        10.3	Complete Agreement.  This Agreement sets forth the
entire understanding of the parties hereto and supersedes all prior agreements, covenants, arrangements, communications, representations and warranties, whether oral or written, by any officer, director, or representative of either party.
        10.4	Severability.  If any provision of this Agreement is found
by a court of competent jurisdiction to be invalid or unenforceable in part or in whole for any reason whatsoever, the validity of the remaining provisions or portions hereof shall not be affected thereby.
        10.5	Representation.  Adviser hereby represents and warrants to
Investment Company that there is no financial condition of Adviser that is reasonably likely to impair the financial ability of Adviser to fulfill its commitment to Investment Company under this Agreement.

(page 18)


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the appropriate officers thereunto duly authorized on the date indicated above.

				"INVESTMENT COMPANY":

				NAIC GROWTH FUND, INC.

				By: 	/s/ Kenneth S. Janke
					Kenneth S.Janke
				Its:	President




				"ADVISER":

				SIMS CAPITAL MANAGEMENT LLC



				/s/ Luke E. Sims
				Luke E. Sims, Manager

				/s/ David C. Sims
				David C. Sims, Manager


(page 19)